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Exhibit 10.30



                                 AMENDMENT NO. 1
                           TO THE CONSULTING AGREEMENT
                                  BY AND BETWEEN
                        E.J. FINANCIAL ENTERPRISES, INC.
                                      AND
                               OPTION CARE, INC.




     THIS AMENDMENT NO. 1, is made to that certain Consulting Agreement, dated as of January 1, 1991 (the "Consulting Agreement"), by and between E.J. Financial Enterprises, Inc., a Delaware corporation ("E.J. Financial"), and Option Care, Inc., a Delaware corporation ("OCI").

                                  WITNESSETH:

     WHEREAS, E.J. Financial and OCI have previously entered into the Consulting Agreement pursuant to which E.J. Financial has been providing consulting services to OCI; and

     WHEREAS, E.J. Financial and OCI desire to amend the compensation provisions of the Consulting Agreement.

     NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements of the Parties herein contained and contained in the Consulting Agreement, and intending to be legally bound hereby, the Parties hereto agree as follows:

     1. Paragraph 4 "Term and Compensation" is hereby deleted in its entirety and the following is substituted in its place:

          Beginning as of October 1, 1999 and continuing each year thereafter until this Consulting Agreement is terminated as provided in Paragraph 6 hereof, E.J. Financial shall provide the Consulting Services to OCI. In consideration for such Consulting Services, and effective as of October 1, 1999, each year OCI shall pay to E.J. Financial the Consulting Fee, payable in four equal installments due in arrears on the last business day of March, June, October, and December, respectively, of the year in question. The Consulting Fee shall be in an amount equal to $175,000 per year and shall remain at that level until changed by mutual agreement of the Parties.

     2. In all other respects, the Consulting Agreement is hereby ratified and confirmed.


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     IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned Parties have caused this Amendment No. 1 to the Consulting Agreement to be duly executed as of the 1st day of October, 1999.

                                     OPTION CARE, INC.


                                     By:
                                        ----------------------------------
                                         Name:
                                              ----------------------------
                                         Title:
                                              ----------------------------


                                         E.J. FINANCIAL ENTERPRISES, INC.


                                     By:
                                        ----------------------------------
                                         John N. Kapoor, President